UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                                                                               August 5, 2011

CHINA EDUCATION INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53247	20-4854568
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2835 NW Executive Center Drive, Suite 100 Boca Raton, Florida	33431
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(561) 981-6277

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Judith Denton as a Director

    Effective August 5, 2011 China Education International, Inc.’s (“we,” “us,” “our”) board of directors appointed Ms. Judith Denton, age 54, as a director of our company to hold office until the next annual meeting of shareholders and until her successor is duly elected and qualified or until her resignation or removal. The board of directors appointed Ms. Denton based on her experience in accounting and financial management in a variety of businesses engaged in manufacturing, product distribution, hospitality, restaurants and services, her experience as a former school teacher and the contributions she can make to our strategic direction. Ms. Denton has not served as a director of any company during the past five years which is required to file reports with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or is subject to the requirements of Section 15(d) of the Exchange Act or is registered as an investment company under the Investment Company Act of 1940.

Since 2004, Ms. Denton has been a Director of Hotel Accounting at MCG Financial Services, LLC, a hospitality consulting practice and general business and accounting business. MCG Financial Services, LLC is owned and managed by Joel Mason, our Chief Executive Officer and Chairman of the Board of Directors. From 2000 to 2003, Ms. Denton was a mathematics teacher at the Christa McCaulliffe Middle School in Boynton Beach, Florida. Ms. Denton received a Bachelor of Science degree in Finance from University of the State of New York, Mercy College in 1998.

Ms. Denton has agreed to serve as a director of the Company without compensation.

Item 7.01  Regulation FD Disclosure.

On August 9, 2011, we issued a press release announcing the appointment of Judith Denton as a director of our company. A copy of this press release is included as Exhibit 99.1 to this report.

Pursuant to General Instruction B.2 of Form 8-K, the information in this Item 7.01 of Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise be subject to the liabilities of that section, nor is it incorporated by reference into any filing of China Education International, Inc. under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description of Exhibit
99.1	Press release of China Education International, Inc. dated August 9, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA EDUCATION INTERNATIONAL, INC.

Date: August 9, 2011	By: /s/ Joel Mason
Joel Mason, Chief Executive Officer